
        LSB INDUSTRIES, INC.                                      Exhibit 11.1
                                                                   Page 1 of 6
    PRIMARY EARNINGS PER SHARE COMPUTATION
                                                        1994 quarter ended
                                            ----------------------------------------------
                                            March 31     June 30     Sept. 30     Dec. 31
                                            --------     -------     --------     -------
Shares for primary earnings per share:
  Weighted average shares:
    Common shares outstanding from
      beginning of period                   13,673,971   13,659,691   13,555,191  13,214,701
    Common shares issued on conversion
  of redeemable preferred stock;
  calculated on weighted average
  basis                                           360             -          180         260
    Common shares issued upon exercise
  of employee or director stock
  options; calculated on weighted
  average basis                                 6,833        24,846        2,549         283
    Purchases of treasury stock;
  calculated on weighted average
  basis                                       (20,000)      (29,176)    (102,599)   (118,796)
                                            ---------     ---------    ---------   ---------
                                           13,661,164    13,655,361   13,455,321  13,096,448
Common Stock equivalents:
  Shares issuable upon exercise of
    options and warrants (including
    the weighted average for shares
    subject to options and warrants
    granted during the period)                934,807      877,794             -           -
  Assumed repurchase of outstanding
    shares up to the 20% limitation
    (based on average market price for
    the period)                              (247,510)    (238,754)            -           -
  Common shares issuable on conversion
    of redeemable preferred stock,
    excluding shares included above
    on actual conversion                       65,120       64,760             -           -
                                            ---------    ---------     ---------   ---------
                                              752,417      703,800             -           -
                                            ---------    ---------     ---------   ---------
                                           14,413,581   14,359,161    14,054,914  13,096,448
                                           ==========   ==========    ==========  ==========

Earnings (loss) for primary
  earnings (loss) per share:
    Net earnings (loss)                    $2,203,665  $27,254,968   $  (912,514) $(4,078,630)
    Dividends on cumulative convertible
      preferred stocks:
        Series B                              (76,145)     (60,000)      (60,000)     (60,000)
        Series 2 Class C                     (747,500)    (747,500)     (745,469)    (738,531)
                                            ---------    ---------     ---------    ---------

  Earnings (loss) applicable
   to common stock                         $1,380,020  $26,447,468   $(1,717,983) $(4,877,161)
                                            =========   ==========     =========    =========

  Earnings (loss) per share                      $.10        $1.84         $(.12)       $(.37)
                                                 ====        =====         =====        =====


                    LSB INDUSTRIES, INC.                            Exhibit 11.1
                                                                    Page 2 of 6
         PRIMARY EARNINGS PER SHARE COMPUTATION


                                                           Year ended
                                                          December 31, 1994
                                                          -----------------

Net earnings applicable to common stock                    $21,232,344
                                                            ==========

Weighted average number of common and common
  equivalent shares (average of four quarters
  above)                                                    13,831,128
                                                            ==========

Earnings per share                                               $1.54
                                                                 =====


              LSB INDUSTRIES, INC.                                Exhibit 11.1
                                                                   Page 3 of 6
    FULLY DILUTED EARNINGS PER SHARE COMPUTATION

                                                           1994 quarter ended
                                               ----------------------------------------------
                                               March 31     June 30     Sept. 30     Dec. 31
                                               --------     -------     --------     -------

Shares for fully diluted earnings
  per share:
  Weighted average shares outstanding
    for primary earnings per share             13,661,164   13,655,361  13,455,320 13,096,448
  Shares issuable upon exercise of
    options and warrants                          934,807      877,794           -          -
  Assumed repurchase of outstanding
    shares up to the 20% limitation
    (based on ending market price for
    the quarter if greater than the
    average)                                    (247,510)     (238,754)          -           -
  Common shares issuable on conversion
    of redeemable preferred stock,
    excluding shares included above
    on actual conversion                          65,120        64,760           -           -
  Common shares issuable upon conversion
    of convertible note payable                    4,000         4,000           -           -
  Common shares issuable upon conversion
    of convertible preferred stock,
    if dilutive, from date of issue:
      Series B                                   666,666       666,666           -           -
      Series 2                                         -     3,956,000           -           -
                                              ----------    ----------  ----------  ----------
                                              15,084,247    18,985,827  13,455,321  13,096,448
                                              ==========    ==========  ==========  ==========
Earnings (loss) for fully diluted
  earnings (loss) per share:
    Net earnings (loss)                      $ 2,203,665   $27,254,968  $ (912,514)$(4,078,630)
    Interest on convertible note                     180           180           -           -
    Dividends on cumulative convertible
      preferred stocks:
        Series B                                       -             -     (60,000)    (60,000)
        Series 2 Class C                        (747,500)            -    (745,469)   (738,531)
                                               ---------    ----------   ----------  ----------
  Earnings (loss) applicable to
   common Stock                                $1,456,345  $27,255,148 $(1,717,983)$(4,877,161)
                                                =========   ==========   ==========  ==========

   Earnings (loss) per share                         $.10        $1.44       $(.13)      $(.37)
                                                    =====        =====        =====       =====

                                                           Year ended
                                                          December 31, 1994
                                                          -----------------

Net earnings applicable to common stock                     $22,116,349
                                                             ==========

Weighted average number of common and common
  equivalent shares (average of four quarters
  above)                                                     15,155,461
                                                             ==========

Earnings per share                                                $1.46
                                                                  =====




                            LSB INDUSTRIES, INC.                    Exhibit 11.1
                  PRIMARY EARNINGS PER SHARE COMPUTATION             page 4 of 6


                                                          1993 quarter ended
                                        -----------------------------------------------
                                        March 31    June 30     Sept. 30      Dec. 31
                                        ---------   ---------    ---------    ---------
Shares for primary earnings per share:
   Weighted average shares:
     Common shares outstanding from
  beginning of period                    7,393,674  12,706,305   12,894,505  13,314,904
     Common shares issued on conversion
  of redeemable preferred stock;
  calculated on weighted average
  basis                                      1,070         100           80         450
    Common shares issued on conversion
      of convertible preferred stock;
  calculated on weighted average
  basis                                  1,304,070           -           -            -
    Common shares issued upon exercise
  of employee or director stock
  options; calculated on weighted
  average basis                             19,500     114,951     392,170      226,147
    Purchases of treasury stock;
  calculated on weighted average
  basis                                          -           -     (69,541)     (25,050)
    Sale of stock; calculated on
       weighted average basis                5,843           -           -            -
                                         ---------  ----------   ---------   ----------
                                         8,724,157  12,821,356   13,217,214  13,516,450

Common Stock equivalents:
  Shares issuable upon exercise of
    options and warrants (including
    the weighted average for shares
    subject to options and warrants
    granted during the period)           2,069,776   1,940,325    1,475,106   1,118,493
  Assumed repurchase of outstanding
    shares up to the 20% limitation
    (based on average market price
    for the period)                       (513,253)   (446,403)    (313,033)   (272,252)
  Common shares issuable on conversion
    of redeemable preferred stock,
    excluding shares included above
    on actual conversion                    67,810      66,640       66,460      65,930
                                         ---------   ---------    ---------    --------
                                         1,624,333   1,560,562    1,228,533     912,171
                                         ---------   ---------    ---------     -------

                                        10,348,490  14,381,918   14,445,747  14,428,621
                                        ==========  ==========   ==========  ==========

Earnings for primary earnings
  per share:
    Net earnings                        $2,657,133  $5,758,100   $2,423,644  $1,560,567
    Dividends on cumulative preferred
      preferred stock                      (77,220)    (60,000)     (60,000)    (60,000)
    Dividends on convertible, exchange-
      able Class C preferred stock (6.5%
      (6.5% annually beginning June 16,
      1993), $.18 per share on
      June 15,1993                               0    (290,183)    (747,500)   (747,500)
                                         ---------    ---------   ---------    --------
 Earnings applicable to common stock    $2,579,913   $5,407,917  $1,616,144   $ 753,067
                                         =========    =========   =========    ========

 Earnings per share                           $.25         $.38        $.11        $.05
                                             =====        =====       =====       =====




                    LSB INDUSTRIES, INC.                            Exhibit 11.1
          PRIMARY EARNINGS PER SHARE COMPUTATION                    Page 5 of 6



                                                        Year ended
                                                    December 31, 1993
                                                    -----------------
Net earnings applicable to common stock                $10,357,041
                                                        ==========
Weighted average number of common and
  common equivalent shares (average of
  four quarter above)                                   13,401,194
                                                        ==========
Earnings per share                                            $.77
                                                             =====


              LSB INDUSTRIES, INC.                                  Exhibit 11.1
                                                                    Page 6 of 6
    FULLY DILUTED EARNINGS PER SHARE COMPUTATION

                                                    1993 quarter ended
                                      -------------------------------------------------

                                      March 31     June 30     Sept. 30     Dec. 31
                                      ----------   ----------  ----------   -------

Shares for fully diluted earnings per
  share:
  Weighted average shares outstanding
    for primary earnings per share       8,724,157   12,821,356   13,217,214   13,516,450
  Shares issuable upon exercise of
    options and warrants                 2,069,776    1,940,325    1,475,106    1,118,493
  Assumed repurchase of outstanding
    shares up to the 20% limitation
    (based on ending market price
    for the quarter if greater than
    the average)                          (495,004)    (408,527)    (308,015)    (272,252)
  Common shares issuable on conversion
    of redeemable preferred stock,
    excluding shares included above on
    actual conversion                       67,810       66,640       66,460       65,930
  Common shares issuable upon conversion
    of convertible note payable              4,000        4,000        4,000        4,000
  Common shares issuable upon conversion
    of convertible preferred stock, if
    dilutive, from date of issue:
      Series B                             666,666      666,666      666,666      666,666
      Series 1, net of shares
    held in treasury                     3,748,470            -            -            -
      Series 2 Class C                           -    1,494,489            -            -
                                        ----------   ----------   ----------   ----------
                                        14,785,875   16,584,949   15,121,431   15,099,288
                                        ==========   ==========   ==========   ==========
Earnings for fully diluted earnings
  per share:
    Net earnings                        $2,657,133   $5,758,100   $2,423,644   $1,560,567
    Interest on convertible note               180          180          180          180
    Dividends on cumulative preferred
      stocks                                     -            -     (747,500)    (747,500)
                                         ---------    ---------    ---------    ---------
  Earnings applicable to common stock   $2,657,313   $5,758,280   $1,676,324    $ 813,247
                                         =========    =========    =========    =========

  Earnings per share                          $.18         $.35         $.11         $.05
                                             =====        =====       ======        =====


                                                             Year ended
                                                         December 31, 1993
                                                         -----------------

Net earnings applicable to common stock                     $10,905,164
                                                            ===========
Weighted average number of common and common
  equivalent shares (average of four quarters
  above)                                                     15,397,886
                                                             ==========
Earnings per share                                                 $.71
                                                                 ======

sec/10k/tk94x11.wpe